[LOGO] Merrill Lynch   Investment Managers

Semi-Annual Report
September 30, 2002

CMA Arizona
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:
================================================================================

For the six-month period ended September 30, 2002, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of .81%.* As of September 30, 2002, the Fund's 7-day yield was .96%.

Economic Environment

Arizona's economy emerged slowly from its recession during the six-month period ended September 30, 2002, as retail and government continued to add jobs, tempering the job losses in the state's manufacturing, construction and wholesale trade industries. However, personal bankruptcy filings as well as mortgage and consumer delinquency rates rose in tandem with the rest of the nation, while the jobless rate remained high at 6%. Arizona's high-technology manufacturing industry, anchored by semiconductor manufacturing, has yet to hit bottom. The state's two major high-technology employers, Motorola, Inc. and Intel Corporation continue to reduce staff as Motorola determines the details of its restructuring that could result in additional layoffs. Furthermore, Motorola is committed to moving much of its manufacturing operations to less expensive Asian destinations, which does not bode well for Arizona.

Apart from continuing weak economic growth, Arizona was also subject to a debilitating drought that affected the state's substantial farming and cattle industry. The state recorded one of its driest winters for the second year in a row as nearly all of Arizona's counties were designated drought disaster areas by the Department of Agriculture. Additionally, the Rodeo-Chediski fire that scorched upward of 450,000 acres and caused an estimated $100 million worth of material damage further increased the state's economic burden. Arizona's tourism industry remained weak with revenue per room down more than 8% as of June 30, 2002. The area most adversely impacted by the current recession was the tourism industry in Northern Arizona. Anchored by the Grand Canyon, visitation was down almost 40% compared to the same time last year and stayed subdued all summer. Economic growth in Arizona is expected to remain lackluster until 2003. Going forward, resurging demand for semiconductors, coupled with increased demand for defense-related manufacturing, should help Arizona's economy over the next few years.

Arizona's finances continued to deteriorate during the past six months. By fiscal year-end 2002, the state had an $800 million shortfall and projected a $1.0 billion deficit for 2003. With a heavy reliance on tourism and sales tax, Arizona's revenues fell sharply during the past year. In May 2002, the state managed $931 million in spending cuts and revenue adjustments to help fill these revenue shortfalls. In addition, as the fiscal year 2003 began, Governor Jane Dee Hull revealed that deeper cuts in this year's budget would likely be required to balance the state's finances. Consequently, the state's rainy day fund that started the year at $373 million, stood only at $40 million as of June 30, 2002. Because of these factors, Standard & Poor's changed the outlook on the state's credit rating from stable to negative in August.

Investment Strategy

CMA Arizona Municipal Money Fund began the six-month period ended September 30, 2002 looking to maintain its relatively bearish position. This was because of our expectation for rising interest rates as reflected by the Federal Reserve Board changing its bias from that of weakness to neutral at the March 19, 2002 Federal Open Market Committee meeting. In addition, this stance was to allow the Fund to take advantage of the anticipated rise in yields on variable rate product caused by outflows during tax time. However, at the beginning of tax season, a smaller amount of income tax-related redemptions caused variable rate products to underperform compared to previously purchased fixed interest rate securities. Consequently, although we allowed the Fund

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

to trend toward a more bearish position, we continued to benefit from the more aggressive stance attained during the first quarter of 2002. As the period progressed, economic data began to reveal that growth for the second quarter of the year was slowing from the pace of the previous quarter. Furthermore, U.S. equity markets were suffering from a confidence crisis caused by accounting scandals and corporate malfeasance. For example, the Dow Jones Industrial Average began the period at 10,362 and ended the period at 7,591.

As a result of these factors, we moved the Fund to a more neutral stance, given our opinion that the Federal Reserve Board would not tighten monetary policy in the coming months. A majority of our extension took place in April and May 2002 as we tried to lock in higher-than-expected yields during the second half of the period. This strategy benefited the Fund as yields on tax-exempt securities maturing in one year declined almost 70 basis points (.70%) by the end of June. During the second half of the period, continued weakness in capital expenditures and a possible military confrontation with Iraq caused the U.S. economy to worsen. At the August 13, 2002 Federal Open Market Committee meeting, the Federal Reserve Board changed its bias from neutral back to that of weakness. As a result, during July and August 2002, we continued to pursue attractive opportunities to modestly extend the Fund's average maturity.

In Conclusion

We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

October 25, 2002

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002                  (IN THOUSANDS)

                  Face
State             Amount                                        Issue                                                      Value
--------------------------------------------------------------------------------------------------------------------------------
Arizona--97.4%             Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds,
                           VRDN, AMT, Series A (a)(c):
                 $ 4,900           1.80% due 3/01/2015..........................................................        $  4,900
                     500           1.70% due 12/01/2020.........................................................             500
                   2,400   Arizona Health Facilities Authority, Hospital System Revenue Bonds (Northern
                           Arizona Healthcare), VRDN, Series B, 1.70% due 10/01/2026 (a)(c).....................           2,400
                           Arizona Health Facilities Authority Revenue Bonds, VRDN, Series A (a):
                  11,100           (Arizona Healthcare Pooled Finance), 2.25% due 6/01/2030.....................          11,100
                   1,675           (Arizona Volunteer Hospital Federation), 1.70% due 10/01/2015 (d)............           1,675
                   5,000   Arizona School District, TAN (Financing Program), COP, 2% due 7/31/2003..............           5,025
                   2,500   Arizona State University, Revenue Refunding Bonds, VRDN, Series II-R-174,
                           2% due 7/01/2009 (a)(b)..............................................................           2,500
                           Casa Grande, Arizona, IDA, M/F, Housing Revenue Refunding Bonds, VRDN,
                           Series A (a):
                   2,010           (Center Park Apartments Project), 1.75% due 5/15/2031........................           2,010
                   2,685           (Quail Gardens Apartments Project), 1.75% due 5/15/2031......................           2,685
                   1,430   Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN,
                           AMT, 1.95% due 2/01/2020 (a).........................................................           1,430
                   7,500   Cochise County, Arizona, Pollution Control Corporation, Solid Waste Disposal
                           Revenue Bonds (Arizona Electric Power Cooperative Inc. Project), VRDN, AMT,
                           1.60% due 9/01/2024 (a)..............................................................           7,500
                   1,760   Flagstaff, Arizona, IDA, IDR (Joy Cone Company Project), VRDN, AMT,
                           2% due 4/01/2019 (a).................................................................           1,760
                   4,500   Maricopa County, Arizona, Community College District, GO (Project of 1994),
                           Series D, 4% due 7/01/2003...........................................................           4,582
                   5,500   Maricopa County, Arizona, IDA, IDR (Trans-Matic Manufacturing Production
                           Project), VRDN, AMT, 1.85% due 10/01/2026 (a)........................................           5,500
                           Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN, AMT (a):
                   2,540           (Las Gardenias Apartments LP Project), Series A, 1.90% due 4/15/2033.........           2,540
                   4,800           (San Martin Apartments Project), Series A-1, 1.75% due 6/15/2035.............           4,800
                   4,000           (San Remo Apartments Project), 1.90% due 9/15/2035...........................           4,000
                   5,000           (Villas Solanas Apartments), Series A, 1.90% due 11/15/2032..................           5,000
                   7,000   Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds, FLOATS, VRDN,
                           AMT, Series 707, 1.83% due 12/01/2036 (a)............................................           7,000
                   3,300   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                           (Arizona Public Service Company), VRDN, Series C, 2% due 5/01/2029 (a)...............           3,300
                   3,000   Mesa, Arizona, GO, Refunding, 5% due 7/01/2003 (c)...................................           3,078

--------------------------------------------------------------------------------
Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
CP      Commercial Paper
FLOATS  Floating Rate Securities
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
TAN     Tax Anticipation Notes
VRDN    Variable Rate Demand Notes

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONTINUED)      (IN THOUSANDS)

                  Face
State             Amount                                        Issue                                                      Value
--------------------------------------------------------------------------------------------------------------------------------
Arizona          $ 4,962   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue
(concluded)                Bonds, FLOATS, VRDN, Series 505, 5.75% due 7/01/2006 (a)(e)..........................         $ 4,962
                           Phoenix, Arizona, GO, Refunding, Series A:
                   4,000           3% due 7/01/2003.............................................................           4,038
                   1,000           5% due 7/01/2003.............................................................           1,025
                           Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                   1,000           (Bell Square Apartments Project), 1.75% due 6/01/2025........................           1,000
                   8,420           (Mariners Pointe Apartments Project), AMT, Series A, 1.80% due 10/01/2023....           8,420
                   4,000   Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds (Paradise Lakes
                           Apartments Project), VRDN, 1.75% due 7/01/2025 (a)...................................           4,000
                           Phoenix, Arizona, IDA, Revenue Bonds, VRDN, AMT (a):
                   1,745           (Laich Industries Corp. Project), 1.95% due 9/01/2016........................           1,745
                   2,300           (Swift Aviation Services Inc. Project), 2.05% due 7/01/2024..................           2,300
                           Phoenix, Arizona, IDA, Revenue Refunding Bonds, VRDN (a):
                   2,500           (VAW of America Inc.), 1.85% due 2/01/2012...................................           2,500
                   3,600           (Valley of the Sun YMCA Project), 1.90% due 1/01/2031........................           3,600
                   1,500   Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project), VRDN,
                           1.75% due 9/01/2009 (a)..............................................................           1,500
                   5,000   Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds (La Cholla
                           Apartments Project), VRDN, 1.80% due 12/01/2025 (a)..................................           5,000
                           Pima County, Arizona, IDA, Revenue Bonds, VRDN (a):
                   4,770           (Lease Purchase), 1.85% due 6/01/2007........................................           4,770
                   7,500           (Senior Living Facilities--La Posada), Series A, 1.70% due 5/01/2032..........          7,500
                   4,400   Pima County, Arizona, IDA, Revenue Bonds (Tohono Chul Ok Project), VRDN,
                           1.65% due 8/01/2036 (a)..............................................................           4,400
                  13,475   Salt River Project, Arizona, Agriculture Improvement and Power District,
                           Electric System Revenue Refunding Bonds, Series B, 5.25% due 1/01/2003 (e)...........          13,863
                   7,000   Salt River Project, Arizona, Improvement and Power District, Electric System
                           Revenue Bonds, CP, 1.30% due 10/11/2002..............................................           7,000
                  10,000   Tucson and Pima County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT,
                           Series 2002-1B, 1.35% due 1/15/2003..................................................          10,000
                   1,000   Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds (LearJet Inc.),
                           VRDN, AMT, Series A, 1.85% due 9/01/2028 (a).........................................           1,000
                   2,365   Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales Project), VRDN, AMT,
                           2% due 8/01/2025 (a).................................................................           2,365
                   3,930   Tucson, Arizona, IDA, Revenue Bonds (United Way Capital Corporation Project),
                           VRDN, 1.89% due 6/01/2021 (a)........................................................           3,930
                   3,725   Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El Encanto
                           Apartments), VRDN, Series A, 1.70% due 11/01/2008 (a)................................           3,725
--------------------------------------------------------------------------------------------------------------------------------

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONCLUDED)      (IN THOUSANDS)

                  Face
                  Amount                                        Issue                                                      Value
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--    $ 4,322   Government Development Bank of Puerto Rico, CP, 1.30% due 10/25/2002.................        $  4,322
2.3%
--------------------------------------------------------------------------------------------------------------------------------
                           Total Investments (Cost--$186,250*)--99.7%.............................................       186,250
                           Other Assets Less Liabilities--0.3%...................................................            450
                                                                                                                        --------
                           Net Assets--100.0%....................................................................       $186,700
                                                                                                                        ========
================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates.
     The interest rate shown is the rate in effect at September 30, 2002.
(b)  FSA Insured.
(c)  MBIA Insured.
(d)  FGIC Insured.
(e)  Prerefunded.
  *  Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2002

Assets:
Investments, at value (identified cost--$186,250,259) ........                   $186,250,259
Cash .........................................................                         29,553
Interest receivable ..........................................                        624,316
Prepaid registration fees and other assets ...................                          8,854
                                                                                 ------------
Total assets .................................................                    186,912,982
                                                                                 ------------
Liabilities:
Payables:
  Investment adviser .........................................   $     83,093
  Distributor ................................................         49,725         132,818
                                                                 ------------

Accrued expenses and other liabilities .......................                         79,905
                                                                                 ------------
Total liabilities ............................................                        212,723
                                                                                 ------------
Net Assets ...................................................                   $186,700,259
                                                                                 ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited
number of shares authorized ..................................                   $ 18,678,339
Paid-in capital in excess of par .............................                    168,104,944
Undistributed investment income--net .........................   $         45
Accumulated realized capital losses--net .....................        (83,069)
                                                                 ------------
Total accumulated losses--net ................................                        (83,024)
                                                                                 ------------
Net Assets--Equivalent to $1.00 per share based on
186,783,394 shares of beneficial interest outstanding                            $186,700,259
                                                                                 ============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

Investment Income:
Interest and amortization of premium and discount earned .....                   $  1,565,701
Expenses:
Investment advisory fees .....................................     $  509,837
Distribution fees ............................................        126,845
Accounting services ..........................................         27,871
Professional fees ............................................         25,809
Registration fees ............................................         11,770
Transfer agent fees ..........................................         10,232
Printing and shareholder reports .............................          9,892
Custodian fees ...............................................          3,621
Pricing fees .................................................          2,379
Trustees' fees and expenses ..................................          1,096
Other ........................................................          4,491
                                                                   ----------
Total expenses ...............................................                        733,843
                                                                                 ------------
Investment income--net .......................................                        831,858
                                                                                 ------------
Net Increase in Net Assets Resulting from Operations .........                   $    831,858
                                                                                 ============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the Six        For the
                                                                           Months Ended      Year Ended
                                                                           September 30,      March 31,
Increase (Decrease) in Net Assets:                                              2002            2002
---------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................   $     831,858    $   3,997,132
                                                                           -------------    -------------
Net increase in net assets resulting from operations ...................         831,858        3,997,132
                                                                           -------------    -------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ..................        (831,858)      (3,997,132)
                                                                           -------------    -------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................     415,723,946      865,895,417
Value of shares issued to shareholders in reinvestment of dividends ....         831,885        3,987,370
                                                                           -------------    -------------
                                                                             416,555,831      869,882,787
Cost of shares redeemed ................................................    (457,563,590)    (891,054,499)
                                                                           -------------    -------------
Net decrease in net assets derived from beneficial interest transactions     (41,007,759)     (21,171,712)
                                                                           -------------    -------------
Net Assets:
Total decrease in net assets ...........................................     (41,007,759)     (21,171,712)
Beginning of period ....................................................     227,708,018      248,879,730
                                                                           -------------    -------------
End of period* .........................................................   $ 186,700,259    $ 227,708,018
                                                                           =============    =============
* Undistributed investment income--net                                     $          45    $          45
                                                                           =============    =============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios      For the Six
have been derived from information           Months Ended                    For the Year Ended March 31,
provided in the financial statements.        September 30,    -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:          2002             2002           2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....   $      1.00      $      1.00     $      1.00     $      1.00     $      1.00
                                             -----------      -----------     -----------     -----------     -----------
Investment income--net ...................           .01              .02             .03             .03             .03
Realized gain (loss) on investments--net .            --               --              --+             --+             --+
                                             -----------      -----------     -----------     -----------     -----------
Total from investment operations .........           .01              .02             .03             .03             .03
                                             -----------      -----------     -----------     -----------     -----------
Less dividends from investment income--net          (.01)            (.02)           (.03)           (.03)           (.03)
                                             -----------      -----------     -----------     -----------     -----------
Net asset value, end of period ...........   $      1.00      $      1.00     $      1.00     $      1.00     $      1.00
                                             ===========      ===========     ===========     ===========     ===========
Total Investment Return ..................          .81%*           1.68%           3.37%           2.80%           2.73%
                                             ===========      ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses .................................          .72%*            .71%            .74%            .71%            .73%
                                             ===========      ===========     ===========     ===========     ===========
Investment income--net ...................          .82%*           1.71%           3.31%           2.76%           2.69%
                                             ===========      ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of period (in thousands) .   $   186,700      $   227,708     $   248,880     $   227,210     $   214,018
                                             ===========      ===========     ===========     ===========     ===========

*    Annualized.
+    Amount is less than $.01 per share.
     See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $2,256 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2002, the Fund had a net capital loss carryforward of approximately $83,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006, $5,000 expires in 2007, $10,000 expires in 2008 and $26,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Roscoe S. Suddarth -- Trustee
Richard R. West -- Trustee
Edward D. Zinbarg -- Trustee
Kenneth A. Jacob -- Senior Vice President
John M. Loffredo -- Senior Vice President
Darrin J. SanFillippo -- Vice President
Donald C. Burke -- Vice President and Treasurer
Phillip S. Gillespie -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*    For inquiries regarding your CMA account, call 800-CMA-INFO (800-262-4636).

[LOGO] Merrill Lynch   Investment Managers

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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